UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                             _______________

                                FORM 8-K


                             CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported):  February 12, 2004

                              W3 GROUP, INC.
            (Exact name of Registrant as Specified in its Charter)

DELAWARE                         0-27083          84-1108035
(State or Other Jurisdiction (Commission File  (I.R.S. Employer
of Incorporation)              Number)          Identification Number)


            444 Madison Avenue, Suite 2904, New York, NY  10022
            (Address of principal executive offices)  (Zip Code)


                              (212) 750-7878
             (Registrant's telephone number, including area code)

                                    N/A
             ____________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)

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Item 4.  Changes in Registrant's Certifying Accountant

On February 12, 2004, the Registrant was informed that its independent accountant, Janet Loss, C.P.A., PC.,("Loss") had resigned. The Registrant's Board of Directors has accepted the resignation of Loss and appointed Donahue Associates, L.L.C. ("Donahue") as its independent accountant. Donahue will perform the annual audit of Registrant's financial statements for the year ended December 31, 2003.

In connection with Loss' services to the Company, in the fiscal year ended December 31, 2002, Loss prepared a report dated March 25, 2003 on the Company's financial statements for the fiscal year ended December 31, 2002 and 2001. The report did not contain an adverse opinion or disclaimer of accounting principles. The opinion was qualified, however, as to the Company's ability to sustain itself as a going concern without securing additional funding. In addition, with respect to the report, there were no disagreements with Loss on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Loss would have caused Loss to make reference thereto in Loss' report on the financial statements for such periods.

The Company provided Loss with a copy of the foregoing disclosures and requested that she furnish a letter addressed to the Securities and Exchange Commission stating whether or not Loss agrees with the above statements.
A copy of such letter, dated February 12, 2004 is filed as Exhibit 16 to this Form 8-K.

During the two most recent fiscal years and through February 12, 2004, the Company has not consulted with Donahue regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that Donahue concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, or a reportable event.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit 16.1	Letter from Janet Loss, C.P.A., PC. regarding resignation
                as certifying accountant


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                                  SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 20, 2004			W3 GROUP, INC., A Delaware Corporation
						(Registrant)


                        	        By: /s/ Robert Gordon
                                                Robert Gordon
                                                Acting President

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